SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 4, 2003


                          TIMEBEAT.COM ENTERPRISES INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                     0-29260              86-1040643
   (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


                     P.O. BOX 9, PAYSON, ARIZONA 85547-0009
               (Address of principal executive offices)(Zip Code)


                                 (928) 474-9151
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 3


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Davidson & Company, previously the independent auditors for Timebeat.com Enterprises Inc. (the "Registrant"), resigned on June 4, 2003. On June 11, 2003, the board of directors of the Registrant approved the engagement of Dohan and Company, P.A. to audit the financial statements for the fiscal year ended March 31, 2003. The decision to change auditors was based upon the Registrant's desire to complete its migration to the United States by engaging a U.S.-based auditing firm. During the two most recent fiscal years and the subsequent interim period, neither the Registrant nor anyone on its behalf consulted Dohan and Company, P.A. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

         The audit report of Davidson & Company on the financial statements of the Registrant as of and for the fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

         The audit reports of Davidson & Company on the financial statements of the Registrant as of and for the fiscal years ended March 31, 2002 and 2001 contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the consolidated financial statements, the Company does not have the necessary working capital for its planned activity. This matter raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to this matter is discussed in
         Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the Registrant's two most recent fiscal years and the subsequent interim period ending June 4, 2003, there were no disagreements between the Registrant and Davidson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Davidson & Company, would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. The Registrant has requested Davidson & Company to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated June 11, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         There were no other  "reportable  events" as that term is  described in
         Item 304a(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending June 4, 2003.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial statements of businesses acquired:  Not applicable

         (b)   Pro forma financial information:  Not applicable

         (c)   Exhibits:

               REGULATION
               S-K NUMBER                         DOCUMENT

                  16.1               Letter from Davidson & Company

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TIMEBEAT.COM ENTERPRISES INC.


June 11, 2003                  By:   /s/ THOMAS L. CROM
                                  ----------------------------------------------
                                    Thomas L. Crom, Chief Financial Officer